               AmeriCredit Automobile Receivables Trust 1997-A
                   Class A-1 5.5150% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.540% Asset Backed Notes
                      6.740% Asset Backed Certificates
                           Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables
Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup
Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing
Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   07/01/97
Monthly Period Ending:      07/31/97


I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A. Beginning of period Aggregate Principal Balance                                  $209,491,077
                                                                                          ------------
      B. Purchase of Subsequent Receivables                                                          0
                                                                                          ------------
      C. Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                 at end of period                                 5,619,035
                                                                ------------
         (2)  Collections on Receivables paid off
                 during period                                    1,674,675
                                                                ------------
         (3)  Receivables becoming Liquidated Receivables
                 during period                                    2,136,516
                                                                ------------
         (4)  Receivables becoming Purchased Receivables
                 during period                                  ------------

         (5)  Cram Down Losses occurring during period          ------------

         (6)  Other Receivables adjustments                           1,965
                                                                ------------
         (7)  Less amounts allocable to Interest                 (3,164,619)
                                                                ------------
         Total Monthly Principal Amounts                                                     6,267,572
                                                                                          ------------

      D. End of period Aggregate Principal Balance                                        $203,223,505
                                                                                          ------------
                                                                                          ------------

      E. Pool Factor                                                                        90.321582%
                                                                                          ------------
                                                                                          ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                        Class A-1       Class A-2         Class A-3      TOTAL
                                                        ---------       ---------         ---------      ------

      A. Beginning of period Note Balance               $36,666,174     $86,625,000       $70,300,000    $193,591,174
                                                        -------------------------------------------------------------
      B. Noteholders' Principal Distributable Amount      6,267,572               0                 0       6,267,572
      C. Noteholders' Accelerated Principal Amount          425,372               0                 0         425,372
      D. Accelerated Payment Amount Shortfall               650,118               0                 0         650,118
      E. Note Prepayment Amount                                   0               0                 0               0
                                                        -------------------------------------------------------------

      F. End of period Note Balance                     $29,323,112     $86,625,000       $70,300,000    $186,248,112
                                                        -------------------------------------------------------------
                                                        -------------------------------------------------------------
      G. Note Pool Factors                                48.709488%     100.000000%       100.000000%      85.779211%
                                                        -------------------------------------------------------------
                                                        -------------------------------------------------------------


IIl.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

      A.  Beginning of period Certificate Balance                                                                   $7,875,000
                                                                                                                   -----------
      B.  Certificateholders' Principal Distributable Amount                                                                 0

      C.  Certificateholders' Accelerated Principal Amount                                                                   0

      D.  Certificate Prepayment Amount                                                                                      0
                                                                                                                   -----------
      E.  End of period Certificate Balance                                                                         $7,875,000
                                                                                                                   ----------
                                                                                                                   -----------

      F.  Certificate Pool Factor                                                                                  100.000000%
                                                                                                                   -----------
                                                                                                                   -----------
IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                                   $0
                                                                                                                   -----------
      B.  Purchase of Subsequent Receivables                                                                  0
                                                                                                     ----------
      C.  Investment Earnings                                                                                 0
                                                                                                     ----------
      D.  Investment Earnings Transfer to Collections Account                                                 0
                                                                                                     ----------
      E.  Payment of Mandatory Prepayment Amount                                                              0
                                                                                                     ----------
                                                                                                                             0
                                                                                                                   -----------
      F.  End of period Pre-Funding Account balance                                                                         $0
                                                                                                                   -----------
                                                                                                                   -----------
V.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                           $6,267,572
                                                                                                                    ----------
      B.  Required Pro-forma Security Balance                                                        180,868,919
                                                                                                     -----------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      195,198,602
                                                                                                     -----------
      D.  Step-down Amount  (B. - C.)                                                                                        0
                                                                                                                    ----------
      E.  Principal Distributable Amount  (A.- D.)                                                                  $6,267,572
                                                                                                                    ----------
                                                                                                                    ----------

VI.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest  Account balance                                                         $0
                                                                                                                    ----------
      B.  Monthly Capitalized Interest Amount                                                                  0
                                                                                                     -----------
      C.  Investment Earnings                                                                                  0
                                                                                                     -----------
      D.  Investment Earnings Transfer to Collections Account                                                  0
                                                                                                     -----------
      E.  Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                     -----------
      F.  Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                     -----------
                                                                                                                             0
                                                                                                                    ----------
      G.  End of period Capitalized Interest Account balance                                                                $0
                                                                                                                    ----------
                                                                                                                    ----------

VlI.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                  (net of Liquidation Proceeds)                                                      $7,293,710
                                                                                                     ----------
          (2)  Liquidation Proceeds collected
                  during period                                                                          817,499
                                                                                                     -----------
          (3)  Purchase Amounts deposited in Collection
                  Account                                                                            -----------
          (4)  (a)  Investment Earnings - Collection Account                                              26,770
                                                                                                     -----------
               (b)  Investment Earnings - Transfer From Prefunding Account                                     0
                                                                                                     -----------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                           0
                                                                                                     -----------
          (5) Collection of Supplemental Servicing Fees                                                   77,801
                                                                                                     -----------
          (6) Monthly Capitalized Interest Amount                                                              0
                                                                                                     -----------
          (7) Mandatory Prepayment Amount
                                                                                                     -----------
          Total Available Funds                                                                                     8,215,780
                                                                                                                    ---------
      B.  Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees                                        465,360
                                                                                                      ----------
          (2)  Agent fees                                                                                  6,737

          (3)  Noteholders' Interest Distributable Amount                                             ----------
               (a)  Class A - 1                                                                          162,895
                                                                                                      ----------
               (b)  Class A - 2                                                                          403,859
                                                                                                      ----------
               (c)  Class A - 3                                                                          383,135
                                                                                                      ----------
          (4)  Noteholders' Principal Distributable Amount
               (a)  Class A - 1                                                                        6,267,572
                                                                                                      ---------
               (b)  Class A - 2                                                                                0
                                                                                                      ---------
               (c)  Class A - 3                                                                                0
                                                                                                      ---------
          (5)  Certificateholders' Interest Distributable Amount                                          44,231
                                                                                                      ----------
          (6)  Certificateholders' Principal Distributable Amount                                              0
                                                                                                      ----------
          (7)  Security Insurer Premiums                                                                  56,619

          Total distributions                                                                                       7,790,408
                                                                                                                    ---------


      C.  Excess Available Funds  (or Deficiency Claim Amount )                                                        425,372
                                                                                                                    ----------
      D.  Noteholders' Accelerated Principal Amount                                                                   (425,372)
                                                                                                                    ----------
      E.  Certificateholders' Accelerated Principal Amount
                                                                                                                    ----------
      F.  Deposit to Spread Account                                                                                         $0
                                                                                                                    ----------
VllI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds  (VI.C.)                                                            $425,372
                                                                                                   ----------
      B.  Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                      195,198,602
                                                                                                  -----------
      C.  Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                               180,868,919
                                                                                                  -----------
      D.  Excess of Pro Forma Balance over Required Balance   (B. - C.)                            14,329,683
                                                                                                  -----------
      E.  End of Period  Class A-1 Note Balance                                                    30,398,602
                                                                                                  -----------
      F.  Greater of D. or E.                                                                      30,398,602
                                                                                                  -----------
      G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                       $425,372
                                                                                                                 -----------
                                                                                                                 -----------
IX.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                             $195,198,602
                                                                                                 -------------
      B.  Required Pro Forma Security Balance                                                     180,868,919
                                                                                                 -------------
      C.  Excess of Pro Forma Balance over Required Balance   (A. - B.)                            14,329,683
                                                                                                 -------------
      D.  End of Period  Class A-1 Note Balance                                                    30,398,602
                                                                                                 -------------
      E.  Greater of C. or D.                                                                      30,398,602
                                                                                                 -------------
      F.  Excess Available Funds  (VI.C.)                                                             425,372
                                                                                                 -------------
      G.  Investment Earnings on Collection Account                                                    26,770
                                                                                                 -------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                        $30,000,000
                                                                                                                  ------------
                                                                                                                  ------------
X.    RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                              $18,854,197
                                                                                                                  -----------
      B.  Additions to Spread Account
          (1)  Deposits from Collections Account    (VI. F.)                                                0
                                                                                                 -------------
          (2)  Investment Earnings                                                                     86,036
                                                                                                 -------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                         0
                                                                                                 -------------
          Total Additions                                                                                             86,036
                                                                                                                  -----------


      C.  Spread Account balance prior to withdrawals                                                              18,940,233
                                                                                                                 -------------
      D.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                     $15,195,170
                                                                                                  -----------
          (2)  Subsequent Spread Account Deposits                                                   5,054,825
                                                                                                  -----------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                          20,249,995
                                                                                                  -----------
          (4)  9% of end of period Aggregate Principal Balance                                     18,290,115
                                                                                                  -----------
          (5)  $100,000                                                                               100,000
                                                                                                  -----------
          (6)  2% of Original Pool Balance                                                          4,500,000
                                                                                                 -----------
          (7)  End of period Note and Certificate Balance                                         194,123,112
                                                                                                  -----------
          (8)  Lesser of (6) or (7)                                                                 4,500,000
                                                                                                  -----------
          (9)  Greater of (5) or (8)                                                                4,500,000
                                                                                                  -----------
         (10)  Aggregate Principal Balance                                                        203,223,505
                                                                                                  -----------
         (11)  End of period Note and Certificate Balance                                         194,123,112
                                                                                                  -----------
         (12)  Line (10) less line (11)                                                             9,100,393
                                                                                                  -----------
         (13)  OC level     (12) / (10) ,   Maximum 11%                                                 4.48%
                                                                                                  -----------
         (14)  14% less OC level, if OC level is greater than 5%                                          n/a
                                                                                                  -----------
         (15)  Percent in (13) or (14))  x  End of period Aggregate Principal Balance                     n/a
                                                                                                  -----------
         (16)  15% of end of period Aggregate Principal Balance if Trigger Date                           n/a
                                                                                                  -----------
         Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                    18,290,115
                                                                                                                 -----------

      E.  Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount                                           -------------
          (2)  Priority Second through Third                                                      -------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall                  30,000,000
                                                                                      ------------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                     650,118
                                                                                                   ------------
          (4)  Priority Fifth through Sixth
                                                                                                   ------------
          (5)  Priority Seventh - to Servicer                                                                 0
                                                                                                   ------------

          Total withdrawals                                                                                           650,118
                                                                                                                 ------------

      F.  End of period Spread Account balance                                                                    $18,290,115
                                                                                                                 ------------
                                                                                                                 ------------

                                       3



XI.   PERFORMANCE TESTS:

      A.  Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                                                     $22,102,059
                                                                                                      -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period                                                                -----------
          (3)  Beginning of period Principal Balance                                                  209,491,077
                                                                                                      -----------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                     10.55%
                                                                                                                            ------
          (5)  Previous Monthly Period Delinquency Ratio                                                                     8.71%
                                                                                                                             -----
          (6)  Second previous Monthly Period Delinquency Ratio                                                              7.65%
                                                                                                                             -----
          (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                                                  8.97%
          (8)  Compliance (Delinquency Test Failure is a                                                                     -----
               Delinquency Ratio equal to or greater than 14%)                                                                 yes
                                                                                                                               ---

      B.  Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                $2,586,920
                                                                                                      ----------
          (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                               7,976,800
                                                                                                       ----------
          (3)  Original Pool Balance                                                                 224,999,940
                                                                                                     ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                    3.55%
                                                                                                                             -----
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 8.74%.)                                                                 yes
                                                                                                                               ---

      C.       Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                              $2,136,516
                                                                                                      ----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period                                ----------
          (3)  Cram Down Losses occurring during period

          (4)  Liquidation Proceeds collected during period                                             (817,499)
                                                                                                        ---------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                1,319,017
                                                                                                       ---------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                             1,180,113
                                                                                                       ---------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                    1,703,490
                                                                                                       ---------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date    225,000,000
                                                                                                     -----------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                                              1.87%
         (10)  Compliance (Net Loss Test Failure is a                                                                        -----
               Net Loss Rate equal to or greater than 5.00%.)                                                                 yes
                                                                                                                              ----

      D.  Extension Rate
          (1)  Principal Balance of Receivables extended during current period                         3,394,250
                                                                                                      ----------
          (2)  Beginning of Period Aggregate Principal Balance                                       209,491,077
                                                                                                     -----------
          (3)  Extension Rate (1) divided by (2)                                                                             1.62%
                                                                                                                             -----
          (4)  Previous Monthly Extension Rate                                                                               0.66%
                                                                                                                             -----
          (5)  Second previous Monthly Extension Rate                                                                        0.22%
                                                                                                                             -----
          (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                                0.83%
                                                                                                                             -----
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                                  yes
                                                                                                                               ---

XII.  DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                                                 # 1,475      $16,796,167
                                                                                                          ------------------------
          (2)  61-90 days                                                                                     332        3,659,632
                                                                                                          ------------------------
          (3)  over 90 days                                                                                   138        1,646,260
                                                                                                          ------------------------

                 Receivables with Scheduled Payment delinquent
                 more than 30 days at end of period                                                         1,945      $22,102,059
                                                                                                          ------------------------

                                                                    4



XIV.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                                         18,127
                                                                                                                         ---------

      B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                         ---------

      C.  Number of Receivables becoming Liquidated
            Receivables during period                                                                                          316
                                                                                                                         ---------

      D.  Number of Receivables becoming Purchased
            Receivables during period

      E.  Number of Receivables paid off during period                                                                         243
                                                                                                                         ---------

      F.  End of period number of Receivables                                                                               17,568
                                                                                                                         ---------
                                                                                                                         ---------


XV.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                                           19.72%
                                                                                                                         ---------

      B.  Weighted Average Remaining Term of the Receivables                                                                 48.45
                                                                                                                         ---------

      C.  Average Receivable Balance                                                                                       $11,568
                                                                                                                         ---------

      D.  Aggregate Realized Losses                                                                                     $2,499,130
                                                                                                                        ----------


AmeriCredit Financial Services, Inc.

By:
   ---------------------------------------------
Name:  Daniel F. Berce
      ------------------------------------------
Title: Vice Chairman & Chief Financial Officer
       -----------------------------------------
Date:  August 5, 1997
       -----------------------------------------


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